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                                                                   Exhibit 10.23


                            AVIATION HOLDINGS INT'L.

                                  APRIL 1, 1999

                     SALES REPRESENTATION AGREEMENT BETWEEN

                   AVIATION HOLDINGS INTERNATIONAL, INC. (AHI)
                             15675 N.W. 15th AVENUE
                              MIAMI, FLORIDA 33169

                                       AND

                         AAS LANDING GEAR SERVICES, INC.
                              6929 N. W. 46 STREET
                              MIAMI, FLORIDA 33166


ARTICLE I
---------

         TERM
         ----

         Term of initial agreement will be two (2) years, beginning April 1, 1999 and expiring March 31, 2001. This agreement will automatically renew itself unless modified or terminated in accordance with provisions in Article V of this agreement.

ARTICLE II
----------

         TERRITORY
         ---------

         The territories of this sales agreement covers all of Taiwan, China and Thailand. This agreement will be considered mutually exclusive to both parties.

ARTICLE III
-----------

         RESPONSIBILITIES
         ----------------

         AAS Landing Gear Services will provide AHI, upon request, capability listing's including pricing/quotations, airworthiness certificates, drug and alcohol compliance certificates, and any other facility information, which may be used as a sales tool. Upon request, AAS


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         Landing Gear Services will provide AHI status reports on all open jobs and will quote each customer prior to conducting any repair work.

         AHI will be asked to provide status reports on a monthly basis providing information on current status for all accounts solicited which fall under the territory of this agreement.

         All correspondence and monthly reports between AAS Landing Gear Services and AHI will be forwarded to the attention of Ned Angene, President, (AAS Landing Gear Services) and Simon Chiang, Vice President
         (AHI) by fax, and/or E-mail as main contract.

         AHI will be responsible for working as liaison on behalf of AAS Landing Gear Services for all customers, which fall under this agreement. AHI will be responsible for its sales agents and employees from and against any and all claims, cost, and liabilities, whether in contract or in tort, arising, or in any way connected with injury to or death of personnel or loss of use or damage to any property of AAS Landing Gear Services, which may result or arise in any matter to, of or in relation to the services provided under this agreement.

         AHI will assist in recovery of payment on all accounts as billed in the territory of this agreement.

ARTICLE IV
----------

         COMMISSIONS
         -----------

         A standard commission of fifteen percent (15 %) will be paid on all paid invoices, excluding freight charges and hazardous material handling fee, for all sales up to $250,000. A seventeen percent (17%) commission will be paid on all sales exceeding $250,000. A twenty percent (20%) commission will be paid on all sales exceeding $500,000. This commission schedule is based on annualized sales during the term of this agreement. Commissions will be paid on overhaul, repair, parts sales and outright sales of overhauled units including exchange sales.

ARTICLE V
---------

         TERMINATION
         -----------

         AAS LANDING GEAR SERVICES and AHI have reserved the right, upon 30 days written notice, to terminate this agreement without penalty to either party. All commissions accrued from units received in house up to date of termination will be paid by AAS Landing Gear Services.





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ARTICLE VI
----------

         CONDITIONS OF AGREEMENT
         -----------------------

         AHI must use its best efforts to solicit component repairs from above mentioned territory listed in this agreement. A forecast is to be provided by AHI for review no later that April 30, 1999 in order to estimate sales/volume growth budgeting for a 12-month period.

ACCEPTED AND AGREED:
--------------------

AVIATION HOLDINGS INT'L. INC.                        AAS LANDING GEAR
                                                     SERVICES, INC.

Simon Chiang                                         Ned Angene
------------                                         ----------

Vice President                                       President
--------------                                       ---------

Signature                                            Signature


/s/ Simon Chiang                                     /s/ Ned Angene
------------------------                             ----------------------

Date: 4/14/99                                        Date:  4/15/99
      ------------------                                    ---------------




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